PROPERTY, PLANT AND EQUIPMENT	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

7. PROPERTY, PLANT AND EQUIPMENT

	Net Book Value of Property, Plant and Equipment at March 31, 2019
(thousands of dollars)	Turkey	Texas	Alabama	New Mexico	Corporate	Total
Uranium plant	$—	$3,143	$—	$—	$—	$3,143
Mineral rights and properties	—	—	8,972	7,806	—	16,778
Other property, plant and equipment	7	451	—	—	150	608
Total	$7	$3,594	$8,972	$7,806	$150	$20,529

	Net Book Value of Property, Plant and Equipment at December 31, 2018
(thousands of dollars)	Turkey	Texas	Alabama	New Mexico	Corporate	Total
Uranium plant	$—	$3,256	$—	$—	$—	$3,256
Mineral rights and properties	—	—	8,973	7,806	—	16,779
Other property, plant and equipment	8	348	—	—	162	518
Total	$8	$3,604	$8,973	$7,806	$162	$20,553

Impairment of Temrezli and Sefaatli Projects

On June 20, 2018, the General Directorate of Mining Affairs, a department of the Turkish Ministry of Energy and Natural Resources, notified the Company that the mining and exploration licenses for its Temrezli and Sefaatli projects located in Turkey had been revoked and potential compensation will be proffered. While the Company is investigating the legality of this action and what remedies, including compensation, might be available to the Company, the Company has determined that it is more likely than not that the Company will be unable to explore, develop, mine or otherwise benefit from the mineral properties. Therefore, the Company has determined that all of the uranium mineral holding property assets located in Turkey were fully impaired. The Company will recognize compensation for the mining and exploration licenses when the amount of the full and fair compensation is fixed and determinable and the ability to collect is probable.

The Company reviews and evaluates its long-lived assets for impairment on an annual basis or more frequently when events or changes in circumstances indicate that the related carrying amounts may not be recoverable.

5. PROPERTY, PLANT AND EQUIPMENT

	Net Book Value of Property, Plant and Equipment at December 31, 2018
(thousands of dollars)	Turkey	Texas	Alabama	New Mexico	Corporate	Total
Uranium plant	$-	$3,256	$-	$-	$-	$3,256
Mineral rights and properties	-	-	8,973	7,806	-	16,779
Other property, plant and equipment	8	348	-	-	162	518
Total	$8	$3,604	$8,973	$7,806	$162	$20,553

	Net Book Value of Property, Plant and Equipment at December 31, 2017

(thousands of dollars)	Turkey	Texas	Alabama	New Mexico	Corporate	Total
Uranium plant	$-	$8,304	$-	$-	$-	$8,304
Mineral rights and properties	17,968	-	-	7,806	-	25,774
Other property, plant and equipment	11	1,109	-	-	211	1,331
Total	$17,979	$9,413	$-	$7,806	$211	$35,409

(Note: Acreage amounts are unaudited.)

Graphite Properties

Coosa Project

The Coosa graphite project is situated in east-central Alabama, near the western end of Coosa County. The project is located near the southwestern-most extent of the Alabama graphite belt. The Coosa project is comprised of a lease and option of privately-owned mineral rights from a single land owner covering an overall area of approximately 45,000 acres (approximately 70.31 square miles). The various property parcels that comprise the lease are contiguous with each other, except for a few small and isolated parcels which are situated in the far south part of the project area. The lease has a series of five-year terms (commencing August 1, 2012) that are not to exceed 70 years in total. Under the terms of the lease the Company is required to make annual payments of $10,000 for the original lease and $16,179.10 for the optioned lands (the option has been exercised) in order to maintain the Company’s property rights. The Company is obligated to pay the owner of the mineral estate a net smelter returns royalty of 2.00% for any production and sale of graphite and other minerals derived from the leased lands. There is a further obligation to pay a 0.50% net smelter return royalty, not to exceed $150,000, and make payments of $100,000 at the time of completion of a “bankable feasibility study” and an additional $150,000 upon completion of “full permitting” of the leased property. These payments are payable to an unaffiliated third-party. The Company does not hold any surface rights in the project area.

Lithium Properties

Railroad Valley project

During 2017, the Company staked approximately 9,270 acres of federal placer mining claims within the Railroad Valley of Central Nevada. The Company holds these claims through the payment of annual claim maintenance fees to the U.S. Bureau of Land Management. There are no royalty obligations associated with this project.

Columbus Basin project

During 2016, the Company staked approximately 11,200 acres of unpatented placer mining claims in the Columbus Salt Marsh area of west-central Nevada. The Company holds these claims through the payment of annual claim maintenance fees to the U.S. Bureau of Land Management. There are no royalty obligations associated with the claims that the Company staked.

On March 24, 2017, the Company’s wholly owned subsidiary Lithium Holdings Nevada LLC entered into an option agreement to purchase a block of unpatented placer mining claims covering an area of approximately 3,000 acres within the Columbus Salt Marsh area of Esmeralda County, Nevada. The claims adjoin a portion of the Company’s current property holdings at its Columbus Basin project, expanding the project area within the basin to approximately 14,200 acres. On March 24, 2018, the Company exercised the option and acquired the mineral property claims in exchange for 200,000 shares of WWR common stock, which were issued on April 18, 2018 and a 1% net smelter return royalty on the claims.

Sal Rica project

During 2016, the Company acquired approximately 9,900 acres of unpatented placer mining claims from Mesa. Additionally, subsequent to the purchase of these mining claims from Mesa, the Company staked an additional 3,360 acres of unpatented placer mining claims. The Company holds these claims through the payment of annual claim maintenance fees to the U.S. Bureau of Land Management. Additionally, the claims purchased from Mesa are subject to a 2% net smelter return royalty on future production. The remaining claims staked by the Company are not subject to any royalties or work commitments.

Uranium Properties

Kingsville Dome project

The Kingsville Dome project consists of mineral leases from private landowners on about 2,434 gross and 2,227 net acres located in central Kleberg County, Texas. The leases are held through the payment of annual rents, and the lease provide for the payment of production royalties ranging from 6.25% to 9.375%, based upon uranium sales from the respective leases. The leases have expiration dates ranging from 2000 to 2007. However, the Company continues to hold most of these leases through its ongoing restoration activities. With a few minor exceptions, the leases contain clauses that permit the Company to extend the leases not held by production by payment of an annual per acre royalty ranging from $10 to $30. The Company has paid such royalties on all material acreage.

Rosita project

The Rosita project consists of mineral leases from private landowners on about 2,759 gross and net acres located in north-central Duval County, Texas. The Rosita South property consists of mineral leases from private land owners on about 1,795 gross acres and 1,479 net acres located in Duval County near the Company’s Rosita project. The leases provide for the payment to the landowners of sliding scale royalties based on a percentage of uranium sales. Royalty percentages on average increase from 6.25% up to 18.25% when uranium prices reach $80.00 per pound. Under the terms of the leases, the lands can be held after the expiration of the primary and secondary terms, as long as are carrying out restoration and reclamation activities. The leases have primary and secondary terms ranging from 2012 to 2016, and provisions to extend the leases beyond the initial terms. The Company is holding these leases by payment of rentals ranging from $10 to $30 per acre.

Vasquez project

The Vasquez project is comprised of a mineral lease on 872 gross and net acres located in southwestern Duval County, in South Texas. The primary term expired in February 2008; however, the Company holds the lease by carrying out restoration and reclamation activities. The Company pays an annual rental fee to the landowner and the lease provides for the payment to the landowner royalties based upon 6.25% of uranium sales below $25.00 per pound and royalty rate increases on a sliding scale up to 10.25% for uranium sales occurring at or above $40.00 per pound.

Butler Ranch project

The Butler Ranch project was acquired as part of the Company’s Asset Exchange Agreement with Rio Grande Resources Corporation in November 2014. The property is comprised of fee leases that cover an area of about 425 acres of mineral rights. The Company can hold the leases by payment of annual rental fees, ranging from $10 to $25 per acre. Each of the leases makes provision for the payment of royalties of 10% of sales to the property owners. Leases have initial terms of 8 to 10 years and have provisions to “hold by drilling” and identifying uranium mineralization on the specific properties. During 2017 and 2018, all of the Butler Ranch mineral leases were up for renewal. Several land owners opted not to renew, resulting in a drop of acreage from approximately 1,683 to the current 425.

Cebolleta project

In connection with the merger of Neutron (and its wholly-owned subsidiary Cibola Resources LLC (“Cibola”)) the Company acquired the Cebolleta Lease with La Merced del Pueblo de Cebolleta (the “Cebolleta Land Grant”), a privately held land grant, to lease the Cebolleta project, which is composed of approximately 6,717 acres of fee (deeded) surface and mineral rights. The Cebolleta Lease was affirmed by the New Mexico District Court in Cibola County in April 2007. The Cebolleta Lease provides for: (i) a term of ten years and so long thereafter as Cibola is conducting operations on the Cebolleta property; (ii) initial payments to the Cebolleta Land Grant of $5,000,000; (iii) a recoverable reserve payment equal to $1.00 multiplied by the number of pounds of recoverable uranium reserves upon completion of a feasibility study to be completed within six years, less (a) the $5,000,000 referred to in (ii) above, and (b) not more than $1,500,000 in annual advance royalties previously paid pursuant to (iv); (iv) annual advanced royalty payments of $500,000; (v) gross proceeds royalties ranging from 4.50% to 8.00% based on the then current price of uranium; (vi) employment opportunities and job-skills training for the members of the Cebolleta Land Grant and (vii) funding of annual higher education scholarships for the members of the Cebolleta Land Grant. The Cebolleta Lease provides the Company with the right to explore for, mine, and process uranium deposits present on the Cebolleta project. In February 2012, the Company entered into an amendment of the Cebolleta Lease (the “Cebolleta Lease Amendment”) amending the Cebolleta Lease, subject to approval of the Thirteenth Judicial District. Pursuant to the Cebolleta Lease Amendment, the date for the completion of the feasibility study was extended from April 2013 to April 2016. In addition, the date has been further extended subject to a reduction in the $6,500,000 initial payment and annual advance royalty payments deductions to the recoverable reserve payment. The most recent negotiations have resulted in a reduction of the advance royalty payment to $350,000 for three years (2018-2020), after which the payments return to the prior formula. Additionally, and for the duration of the agreement, the requirement for a feasibility report has been removed, the reserve payment has been eliminated in favor of a single payment of $4.0 million upon commencement of production and the gross proceeds royalty has been fixed at 5.75%.

Juan Tafoya project

In connection with the merger with Neutron the Company acquired the fee interest in 4,097 acres in northwestern New Mexico of fee (deeded) surface and mineral rights owned by the Juan Tafoya Land Corporation (“JTLC”) and 24 leases with private owners of small tracts covering a combined area of 115 acres.

The JTLC lease (the “JT Lease”) has a term of ten years, and it can be extended on a year-to-year basis thereafter, so long as the Company is conducting operations on the Juan Tafoya project. Additionally, the JT Lease required: (i) an initial payment to JTLC of $1,250,000; (ii) annual rental payments of $225,000 for the first five years of the lease and $337,500 for the second five years; (iii) after the second five years, annual base rent of $75 per acre; (iv) a gross proceeds royalty of 4.65% to 6.5% based on the prevailing price of uranium; (v) employment opportunities and job-skills training programs for shareholders of the JTLC or their heirs, (vi) periodic contributions to a community projects fund if mineral production commences from the Juan Tafoya project and (vii) funding of a scholarship program for the shareholders of the JTLC or their heirs. The Company is obligated to make the first ten years’ annual rental payments notwithstanding the right to terminate the JT Lease at any time, unless (a) the market value of uranium drops below $25 per pound, (b) a government authority bans uranium mining on the Juan Tafoya project, or (c) the project is deemed uneconomical by an independent engineering firm. The Company intends to negotiate with the JTLC on the terms for the continuation of the JT Lease. The Company’s most recent negotiations, completed in the fall of 2017, allow for a reduction of advance royalty payments to $174,000 per annum for three years (2017-2019), after which they return to the original formula. Additionally, the gross proceeds royalty rate is fixed at 4% for the remainder of the agreement.

Impairment of Property, Plant and Equipment

The Company recorded the following impairment charges for 2018 and 2017 related to its uranium projects and processing facilities:

	For the years ended December 31,
	2018	2017
	(thousands of dollars)
Kingsville Dome project	$2,978	$140
Rosita project	2,545	-
Vasquez project	221	-
Temrezli project	17,968	-
Cebolleta/Juan Tafoya project	-	11,296
Total Impairment	$23,712	$11,436

The significant assumptions used in determining the future cash flows for the Company’s uranium properties and uranium plant assets at December 31, 2018 included an average long-term U3O8 price of $56.304 per pound and average operating costs and capital expenditure costs based on third-party and internal cost estimates. Estimates and assumptions used to assess recoverability of the Company’s long-lived assets and measure fair value of its uranium properties are subject to risk uncertainty. Changes in these estimates and assumptions could result in the impairment of the Company’s long-lived assets. Events that could result in the impairment of the Company’s long-lived assets include, but are not limited to, decreases in the future U3O8 prices, decreases in the estimated recoverable minerals, deterioration of process equipment from continued idled status and any event that might otherwise have a material adverse effect on its costs.

Existing proven and probable reserves and value beyond proven and probable reserves, including mineralization that is not part of the measured, indicated or inferred resource base, are included when determining the fair value of uranium properties upon acquisition and, subsequently, in determining whether the assets are impaired. The term “recoverable minerals” refers to the estimated amount of uranium that will be obtained after taking into account losses during processing and treatment. In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of future cash flows from other asset groups.

Impairment of Temrezli and Sefaatli Projects

On June 20, 2018, the General Directorate of Mining Affairs, a department of the Turkish Ministry of Energy and Natural Resources, notified the Company that the mining and exploration licenses for its Temrezli and Sefaatli projects located in Turkey had been revoked and potential compensation will be proffered. The Company has determined that it is more likely than not that the Company will be unable to explore, develop, mine or otherwise benefit from the mineral properties and accordingly has determined that all of the uranium mineral holding property assets located in Turkey were fully impaired. The $18.0 million impairment charge reflects the accounting net book value for the uranium holding property assets and does not reflect fair market value of the assets. The Company will recognize compensation for the mining and exploration licenses when the amount of the full and fair compensation is fixed and determinable and the ability to collect is probable.

Other Property Impairments

The Company also recorded a $5.7 million impairment charge during the 4th quarter of 2018 against certain of its uranium plant and equipment located in South Texas. The majority of the plant and equipment that was deemed impaired was plant and equipment that had been designated to be utilized in the Temrezli Project. With the taking of Temrezli’s licenses by the Republic of Turkey and with no immediate alternative operating plan for these assets, the estimated sales value of such plant and equipment is the best determinate of fair value. Accordingly, the impairment charge adjusts the carrying value of the plant and equipment to its estimated net realizable sales value.

The Company’s recorded impairment charge for 2017 of $11.3 million on its Cebolleta/Juan Tafoya project was the result of declining uranium prices as the carrying value exceeded the projects cash flows on an undiscounted and discounted basis. The net carrying value of the Cebolleta/Juan Tafoya project after impairment is $7.8 million at December 31, 2018 and 2017.

The Company reviews and evaluates its long-lived assets for impairment on an annual basis or more frequently when events or changes in circumstances indicate that the related carrying amounts may not be recoverable.

Mineral Property Expenses

During the years ending December 31, 2018 and 2017, the Company’s mineral property expenses were $3.5 million and $4.6 million, respectively. Included within mineral property costs are standby costs for the Company’s three idled South Texas ISR projects along with holding, exploration and evaluation costs for all properties. The Company spent the following amounts for each of its material properties:

	For the year ended December 31,
	2018	2017
	(thousands of dollars)
Temrezli project, Turkey	$117	$261
Total Turkey projects	117	261

Kingsville Dome project, Texas	800	810
Rosita project, Texas	738	590
Vasquez project, Texas	631	572
Other projects, Texas	20	71
Total Texas projects	2,189	2,043

Cebolleta project, New Mexico	389	538
Juan Tafoya project, New Mexico	223	542
Total New Mexico projects	612	1,080

Columbus Basin project, Nevada	249	866
Railroad Valley, Nevada	90	241
Total Nevada projects	339	1,107

Sal Rica project, Utah	141	93
Total Utah projects	141	93

Coosa project, Alabama	140	-
Total Alabama projects	140	-

Total expense for the period	$3,538	$4,584